THE ENTERPRISE GROUP OF FUNDS, INC.

SUPPLEMENT DATED JULY 27, 2005 TO THE

PROSPECTUSES DATED JUNE 4, 2005

Class A, Class B, Class C and Class Y Shares

This Supplement updates the above-referenced Prospectuses of The Enterprise Group of Funds, Inc. (the “Corporation”). You may obtain an additional copy of the Prospectus(es), free of charge, by writing to the Corporation at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about the availability of certain of the Funds of the Corporation.

On July 8, 2004, AXA Financial, Inc. (“AXA Financial”) acquired The MONY Group Inc. Prior to the merger, subsidiaries of both companies were involved in managing separate mutual fund groups – the recently rebranded AXA Enterprise Multimanager Funds and the newly-created AXA Enterprise Funds Trust, each of which is managed by AXA Equitable Life Insurance Company (“AXA Equitable”), and The Enterprise Group of Funds, Inc., which is managed by Enterprise Capital Management, Inc. (“Enterprise Capital” or “ECM”). Earlier this year, AXA Financial, in conjunction with Enterprise Capital and the Enterprise Board of Directors, decided to unite the mutual fund groups under one fund family managed by AXA Equitable, subject to shareholder approval as set forth below:

Enterprise Fund to be Merged	Acquiring Fund
Enterprise Capital Appreciation Fund	AXA Enterprise Capital Appreciation Fund
Enterprise Equity Fund	AXA Enterprise Equity Fund
Enterprise Mergers and Acquisitions Fund	AXA Enterprise Mergers and Acquisitions Fund
Enterprise Small Company Value Fund	AXA Enterprise Small Company Value Fund
Enterprise Growth Fund	AXA Enterprise Growth Fund

It is anticipated that, subject to shareholder approval, the effective date of the mergers will be on or about August 19, 2005. Until that date, however, you will be able to invest in each of the Enterprise Funds listed above. Accordingly, if you intend to so invest, you should read the Prospectus and the Statement of Additional Information, together with the Proxy Statements/Prospectuses (available upon request) relating to the pending mergers.

At a Special Meeting held on July 22, 2005, shareholders of the below-referenced Enterprise Funds approved the following mergers and reorganizations:

Enterprise Fund to be Merged	Acquiring Fund
Enterprise High-Yield Bond Fund	AXA Enterprise High-Yield Bond Fund
Enterprise Multi-Cap Fund	AXA Enterprise Growth Fund
Enterprise Technology Fund	AXA Enterprise Multimanager Technology Fund

The effective date of the mergers will be as of the close of business on July 29, 2005. Accordingly, as of that date, each of the Enterprise Funds listed above no longer will be available for investment.

For more information about the pending mergers or the Acquiring Funds, please visit www/axaenterprise.com or call 1-800-432-4320.